NATIONWIDE VARIABLE INSURANCE TRUST
NVIT iShares® Global Equity ETF Fund
NVIT iShares® Fixed Income ETF Fund

Supplement dated February 28, 2025
to the Prospectus dated April 29, 2024

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the Prospectus is amended as follows:

1.	The table under the section entitled “Portfolio Managers” on pages 6 and 12 of the Prospectus are each deleted in their entirety and replaced with the following:

Portfolio Manager	Title	Length of Service
Peter Tsang	Director	Since 2025
Suzanne Ly, CFA, FRM	Managing Director	Since 2025

2.	The information under the heading “Portfolio Management” on page 25 of the Prospectus is deleted in its entirety and replaced with the following:

Each Fund is managed by a team comprising Peter Tsang and Suzanne Ly, CFA, FRM. Mr. Tsang and Ms. Ly jointly and primarily are responsible for the day-to-day management of each Fund and the selection of each Fund’s investments.

Mr. Tsang is a Director and leads the US Index Asset Allocation team within the Multi-Asset Strategies & Solutions team at BlackRock. His service with the firm dates back to 2006, including his years with Barclays Global Investors, which merged with BlackRock in 2009.

Ms. Ly is a Managing Director within the Multi-Asset Strategies & Solutions team at BlackRock. Her service with the firm dates back to 2019.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE